PROSPECTUS DATED SEPTEMBER 7, 2001
AS REVISED NOVEMBER 15, 2001

JPMORGAN FIXED INCOME FUNDS

INSTITUTIONAL CLASS SHARES

ENHANCED INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Enhanced Income Fund                                                       1

The Fund's Management and Administration                                   4

How Your Account Works                                                     5

   Buying Fund Shares                                                      5

   Selling Fund Shares                                                     5

   Other Information Concerning the Fund                                   6

   Distributions and Taxes                                                 7

Investments                                                                8

Risk and Reward Elements                                                  10

How To Reach Us                                                   Back cover

JPMORGAN ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and main risks, as well as Fund strategies, please see pages 10-12.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high current income consistent with principal preservation.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure, and credit and spread volatility.

Up to 25% of the Fund's assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment grade by Moody's Investors Service, Inc., Standard & Poor's Corporation or Fitch, Inc. (or unrated securities of comparable quality), including at least 75% in securities rated A- or better.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The strategy team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The adviser seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's objective and strategy.

JPMORGAN ENHANCED INCOME FUND

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY
IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations.

The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities.

To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

JPMORGAN ENHANCED INCOME FUND

THE FUND'S PAST PERFORMANCE(1)

The Fund was recently organized and therefore the Fund has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses of Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                   0.25
 DISTRIBUTION (RULE 12b-1) FEES                                    NONE
 SHAREHOLDER SERVICE FEES                                          0.10
 OTHER EXPENSES(2)                                                 0.35
 TOTAL OPERATING EXPENSES                                          0.70
 FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                          (0.50)
 NET EXPENSES(3)                                                   0.20%

(1)  THE FUND'S FISCAL YEAR END IS 10/31.
(2)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.
(3) REFLECTS AN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.20% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/07/02 AND EXCEED 0.25% THROUGH 9/07/04.

EXAMPLE The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and

- net expenses at 0.20% for year one, 0.25% for years two and three, and total operating expenses thereafter.

The example is for comparison only; the actual return of Institutional Class Shares and your actual costs may be higher or lower.


                                1 YEAR   3 YEARS     5 YEARS     10 YEARS
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    20         75          243         731

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Enhanced Income Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Trust is governed by trustees who are responsible for overseeing all business activities.

FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 5th Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

THE PORTFOLIO MANAGERS

The Fund is managed by a team of individuals at JPMIM.

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

The Fund has agreements with certain shareholder servicing agents (including JPMorgan Chase Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional Class Shares of the Fund held by investors serviced by the shareholder servicing agent.

The adviser and/or J.P. Morgan Fund Distributors, Inc. (JPMFD) may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUND'S DISTRIBUTOR

JPMFD is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional Class Shares in the Fund. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at its market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722

or

complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

MINIMUM INVESTMENTS

Investors must buy a minimum $5,000,000 worth of Institutional Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment maybe less for certain investors.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. We will not accept an

HOW YOUR ACCOUNT WORKS

order to sell shares if the Fund has not collected your payment for the shares. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Fund you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Institutional Class Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information (SAI) to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your

HOW YOUR ACCOUNT WORKS

instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:
JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713

The Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Fund. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may recieve a different amount for each class.

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund declares ordinary income dividends daily and pays them monthly. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-   reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

[X] Permitted (and if applicable, percentage limitation as a percentage of total assets)
[ ] Permitted, but not a primary investment
 +  Permitted, but no current intention of use

                                                                       RELATED TYPES OF RISK

ASSET-BACKED SECURITIES Interests in a stream of               credit, interest rate, market, prepayment                    [X]
payments from specific assets, such as auto or credit
card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit,           credit, currency, liquidity, political                       [X](1)
time deposits and bankers' acceptances of domestic and
foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by           credit, currency, interest rate, liquidity, market,          [X](1)
domestic and foreign banks or corporations. These              political
securities are usually discounted and are rated by S&P,
Moody's or other nationally recognized statistical
rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt               credit, currency, interest rate, liquidity, market,
securities that can be converted into equity securities        political, valuation                                         [X](1)
at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign        credit, currency, interest rate, liquidity, market,
industrial, utility, banking, and other financial              political, valuation                                         [X](1)
institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument             credit, environmental, extension, interest rate, liquidity,
which gives the lender a lien on property as security          market, natural event, political, prepayment, valuation      [ ]
for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign                credit, currency, extension, interest rate, leverage,
securities (such as Ginnie Maes, Freddie Macs, Fannie          market, political, prepayment                                [X]
Maes) which represent interests in pools of mortgages,
whereby the principal and interest paid every month is
passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign         currency, extension, interest rate, leverage,
mortgage-backed securities with the promise to purchase        liquidity, market, political, prepayment                     [ ]
similar securities at a later date. Segregated liquid
assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a             credit, currency, extension, interest rate, liquidity,
share of bank debt or similar securities or                    political, prepayment                                        [X](1)
obligations.

PRIVATE PLACEMENTS Bonds or other investments that are         credit, interest rate, liquidity, market, valuation          [X]
sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS                credit, interest rate, liquidity, market, natural event,
Securities of issuers that invest in real estate or are        prepayment, valuation                                        [X]
secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees        credit                                                       [X]
to purchase a security and resell it to to the seller
on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the            credit, leverage                                             [X](1,2)
Fund sells a security and agrees to repurchase it from
the buyer on a particular date and at a specific price.
Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL         credit, currency, interest rate, market, political           [X](1)
ORGANIZATIONS Dollar- or non-dollar- denominated
securities issued by foreign governments or
supranational organizations. Brady bonds are issued in
connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to          credit, currency, interest rate, leverage, market,           [X](1,2)
exchange periodic payments with a counterparty.                political
Segregated liquid assets are used to offset leverage
risk.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury          interest rate                                                [X]
bills, notes, and bonds) guaranteed by the U.S.
government for the timely payment of principal and
interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT                 credit, currency, interest rate, liquidity, market,
SECURITIES Domestic and foreign securities offering            political, valuation                                         [X]
non-cash or delayed-cash payment. Their prices are
typically more volatile than those of some other debt
instruments and involve certain special tax
considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.
(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

RISK AND REWARD ELEMENTS FOR THE FUND

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS

-    The Fund's share price, yield, and     -    Bonds have generally outperformed       -    Under normal circumstances the Fund
     total return will fluctuate in              money market investments over the            plans to remain fully invested in
     response to bond market movements           long term, with less risk than               bonds and other fixed income
                                                 stocks                                       securities

-    The value of most bonds will fall
     when interest rates rise; the          -    Most bonds will rise in value when      -    Bond investments may include U.S.
     longer a bond's maturity and the            interest rates fall                          and foreign corporate and
     lower its credit quality, the more                                                       government bonds, mortgage-backed
     its value typically falls              -    Mortgage-backed and asset-backed             and asset-backed securities,
                                                 securities and direct mortgages can          convertible securities,
-    Adverse market conditions may from          offer attractive returns                     participation interests and private
     time to time cause the Fund to take                                                      placements
     temporary defensive positions that
     are inconsistent with its principal
     investment strategies and may                                                       -    The Fund seeks to limit risk and
     hinder the Fund from achieving its                                                       enhance total return or yields
     investment objective                                                                     through careful management, sector
                                                                                              allocation, individual securities
-    Mortgage-backed and asset-backed                                                         selection, and duration management
     securities (securities representing
     an interest in, or secured by, a                                                    -    During severe market downturns, the
     pool of mortgages or other assets                                                        Fund has the option of investing up
     such as receivables) and direct                                                          to 100% of assets in high quality
     mortgages could generate capital                                                         short-term securities
     losses or periods of low yields if
     they are paid off substantially                                                     -    The adviser monitors interest rate
     earlier or later than anticipated                                                        trends, as well as geographic and
                                                                                              demographic information related to
                                                                                              mortgage-backed securities and
                                                                                              mortgage prepayments

CREDIT QUALITY

-    The default of an issuer would         -    Investment-grade bonds have a lower     -    The Fund maintains its own policies
     leave the Fund with unpaid interest         risk of default                              for balancing credit quality
     or principal                                                                             against potential yields and gains
                                            -    Junk bonds offer higher yields and           in light of its investment goals
-    Junk bonds (those rated BB, Ba or           higher potential gains
     lower) have a higher risk of                                                        -    The adviser develops its own
     default, tend to be less liquid,                                                         ratings of unrated securities and
     and may be more difficult to value                                                       makes a credit quality
                                                                                              determination for unrated
                                                                                              securities

FOREIGN INVESTMENTS

-    The Fund could lose money because      -    Foreign bonds, which represent a        -    Foreign bonds may be a significant
     of foreign government actions,              major portion of the world's fixed           investment for the Fund
     political instability, or lack of           income securities, offer attractive
     adequate and accurate information           potential performance and               -    To the extent that the Fund invests
                                                 opportunities for diversification            in foreign bonds, it may manage the
-    Currency exchange rate movements                                                         currency exposure of its foreign
     could reduce gains or create losses    -    Favorable exchange rate movements            investments relative to its
                                                 could generate gains or reduce               benchmark, and may hedge a portion
-    Currency and investment risks tend          losses                                       of its foreign currency exposure
     to be higher in emerging markets;                                                        into the U.S. dollar from time to
     these markets also present higher      -    Emerging markets can offer higher            time (see also "Derivatives");
     liquidity and valuation risks               returns                                      these currency management
                                                                                              techniques may not be available for
                                                                                              certain emerging markets
                                                                                              investments



POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-    When the Fund buys securities          -    The Fund can take advantage of          -    The Fund segregates liquid assets
     before issue or for delayed                 attractive transaction                       to offset leverage risks
     delivery, it could be exposed to            opportunities
     leverage risk if it does not
     segregate liquid assets

MANAGEMENT CHOICES

-    The Fund could underperform its        -    The Fund could outperform its           -    The adviser focuses its active
     benchmark due to its sector,                benchmark due to these same choices          management on those areas where it
     securities or duration choices                                                           believes its commitment to research
                                                                                              can most enhance returns and manage
                                                                                              risks in a consistent way


DERIVATIVES

-    Derivatives such as futures,           -    Hedges that correlate well with         -    The Fund uses derivatives, such as
     options, swaps and forward foreign          underlying positions can reduce or           futures, options, swaps and forward
     currency contracts(1) that are used         eliminate losses at low cost                 foreign currency contracts for
     for hedging the portfolio or                                                             hedging and for risk management
     specific securities may not fully      -    The Fund could make money and                (i.e., to adjust duration or yield
     offset the underlying positions and         protect against losses if                    curve exposure, or to establish or
     this could result in losses to the          management's analysis proves                 adjust exposure to particular
     Fund that would not have otherwise          correct                                      securities, markets, or
     occurred                                                                                 currencies); risk management may
                                            -    Derivatives that involve leverage            include management of the Fund's
-    Derivatives used for risk                   could generate substantial gains at          exposure relative to its benchmark
     management may not have the                 low cost
     intended effects and may result in                                                  -    The Fund only establishes hedges
     losses or missed opportunities                                                           that it expects will be highly
                                                                                              correlated with underlying
-    The counterparty to a derivatives                                                        positions
     contract could default
                                                                                         -    While the Fund may use derivatives
-    Certain types of derivatives                                                             that incidentally involve leverage,
     involve costs to the Fund which can                                                      it does not use them for the
     reduce returns                                                                           specific purpose of leveraging
                                                                                              their portfolios
-    Derivatives that involve leverage
     could magnify losses

-    Derivatives used for non-hedging
     purposes could cause losses that
     exceed the original investment

-    Derivatives may, for tax purposes,
     affect the character of gain and
     loss realized by the Fund,
     accelerate recognition of income to
     the Fund, affect the holding period
     of the Fund's assets and defer
     recognition of certain of the
     Fund's losses.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
SECURITIES LENDING

-    When the Fund lends a security,        -    The Fund may enhance income through     -    The adviser maintains a list of
     there is a risk that the loaned             the investment of the collateral             approved borrowers
     securities may not be returned if           received from the borrower
     the borrower or the lending agent                                                   -    The Fund receives collateral equal
     defaults                                                                                 to at least 100% of the current
                                                                                              value of securities loaned
-    The collateral will be subject to
     the risks of the securities in                                                      -    The lending agents indemnify the
     which it is invested                                                                     Fund against borrower default

                                                                                         -    The adviser's collateral investment
                                                                                              guidelines limit the quality and
                                                                                              duration of collateral investment
                                                                                              to minimize losses

                                                                                         -    Upon recall, the borrower must
                                                                                              return the securities loaned within
                                                                                              the normal settlement period


  ILLIQUID HOLDINGS

-    The Fund could have difficulty         -    These holdings may offer more           -    The Fund may not invest more than
     valuing these holdings precisely            attractive yields or potential               15% of net assets in illiquid
                                                 growth than comparable widely                holdings
-    The Fund could be unable to sell            traded securities
     these holdings at the time or price                                                 -    To maintain adequate liquidity to
     desired                                                                                  meet redemptions, the Fund may hold
                                                                                              high quality short-term securities
                                                                                              (including repurchase agreements
                                                                                              and reverse repurchase agreements)
                                                                                              and, for temporary or extraordinary
                                                                                              purposes, may borrow from banks up
                                                                                              to 33 1/3% of the value of its
                                                                                              total assets

 SHORT-TERM TRADING

-    Increased trading would raise the      -    The Fund could realize gains in a       -    The Fund may use short-term trading
     Fund's transaction costs                    short period of time                         to take advantage of attractive or
                                                                                              unexpected opportunities or to meet
-    Increased short-term capital gains     -    The Fund could protect against               demands generated by shareholder
     distributions would raise                   losses if a bond is overvalued and           activity
     shareholders' income tax liability          its value later falls

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and the policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DELAWARE 19713

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC WASHINGTON, DC 20549-0102. 1-202-942-8090 E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039


            The Fund's Investment Company Act File No. is 811-07795.


        (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved.   November 2001


                                                                   PR-FIEII-1101